UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]



Check the appropriate box:
[x]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12



                            PATCH INTERNATIONAL INC.
                (Name of Registrant As Specified in its Charter)


       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.
         1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:
                                                            --------------------
         5) Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
                                   ---------------------------------------------
         2) Form, Schedule or Registration Statement No.:
                                                         -----------------------
         3) Filing Party:
                         -------------------------------------------------------
         4) Date Filed:
                       ---------------------------------------------------------

                            PATCH INTERNATIONAL INC.
                        Suite 300, 441 - 5th Avenue S.W.
                        Calgary, Alberta, Canada T2P 2V1
                                 (403) 441-4390


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE __, 2007


To the Stockholders of Patch International Inc.:


         A special meeting of stockholders of Patch International Inc., a Nevada corporation ("PATCH" or the "COMPANY"), will be held on June __, 2007, at 10:00 a.m., Mountain Standard time, at Suite 1100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2, for the following purposes:



         1.       To  amend  the  articles  of  incorporation of the Company, as amended (the "ARTICLES OF INCORPORATION"), to increase the authorized shares of common stock from 25,000,000 to 300,000,000;
         2. To amend the Articles of Incorporation to change the stockholder quorum requirement from a majority of the voting power of a class or series of stock to one third of the voting power of a class or series of stock;
         3. To approve and adopt the Company's 2007 Stock Option Plan that provides for a rolling number of shares available under the plan equal to 10% of the issued and outstanding shares of the Company's common stock; and
         4. To transact such other business as may properly come before the meeting or any adjournment thereof.



         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, AND 3, ABOVE.



         Your attention is directed to the accompanying proxy statement for further information with respect to the matters to be acted upon at the special meeting. The presence of the holders of a majority of the Company's outstanding stock entitled to vote at the special meeting, in person or represented by proxy, is necessary to constitute a quorum. YOU ARE URGED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. If you return a proxy and then attend the meeting in person, you may revoke the proxy and vote in person on all matters submitted to a vote at the meeting.



         The record date for determining stockholders entitled to notice of, and to vote at, the special meeting is the close of business on June __, 2007.


                                         By order of the Board of Directors,


                                         Michael S. Vandale
                                         Chairman of the Board of Directors
June __, 2007
Calgary, Alberta, Canada

                            PATCH INTERNATIONAL INC.
                        Suite 300, 441 - 5th Avenue S.W.
                        Calgary, Alberta, Canada T2P 2V1
                                 (403) 441-4390


                             PROXY STATEMENT FOR THE
                         SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE __, 2007



                                  INTRODUCTION


         This proxy statement is furnished in connection with the solicitation by the board of directors of Patch International Inc. of proxies in the accompanying form for use at the special meeting of stockholders to be held on June __, 2007, and any adjournments or postponements thereof. The special meeting will be held at 10:00 a.m., Mountain Standard time, at the Company's registered office located at Suite 1100, 400 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 4H2.



         The approximate date of mailing this proxy statement and the accompanying proxy card is June __, 2007.



RECORD DATE AND VOTING SECURITIES



         Only holders of the Company's outstanding voting stock at the close of business on June __, 2007 (the "RECORD DATE") are entitled to receive notice of, and to vote at, the special meeting.



         As of the June __, 2007, the Company's authorized capitalization consisted of 25,000,000 shares of common stock, of which 20,239,774 shares were issued and outstanding (the "COMMON STOCK"), 1,000,000 shares of preferred stock, of which one share of Class A Preferred Voting Stock entitling the holder to 9,426,489 votes was issued and outstanding and one share of Class B Preferred Voting Stock entitling the holder to 500,000 votes was issued and outstanding.



         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The only outstanding share of Class A Preferred Voting Stock entitles the holder to 9,426,489 votes on each matter submitted to the stockholders. The only outstanding share of Class B Preferred Voting Stock entitles the holder to 500,000 votes on each matter submitted to the stockholders. Therefore, there are 30,166,263 voting shares outstanding. Persons holding Common Stock and Class A and Class B Preferred Voting Stock are referred to as the "VOTING STOCKHOLDERS." The Voting Stockholders are entitled to vote on all matters being presented at the special meeting.



         The Company has outstanding obligations to issue 27,700,084 shares of Common Stock upon exercise or conversion of various securities outstanding that are not entitled to vote on any matter being presented at the special meeting.



QUORUM



         Under the Articles of Incorporation, a quorum consisting of a majority of the shares entitled to vote must be represented in person or by proxy for the transaction of business at the special meeting. Abstentions and broker non-votes are counted as present for purposes of determining a quorum.

REQUIRED VOTES



         THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 TO 300,000,000 (PROPOSAL 1). The amendment to the Articles of Incorporation to increase the authorized shares of common stock from 25,000,000 to 300,000,000 will be adopted if approved by a majority of the voting power of the quorum present at the special meeting.



         THE AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE STOCKHOLDER QUORUM REQUIREMENT FROM A MAJORITY TO ONE THIRD OF THE VOTING POWER OF A CLASS OR SERIES OF STOCK (PROPOSAL 2). The amendment to the Articles of Incorporation to change the stockholder quorum requirement from a majority of the voting power of a class or series of stock to one third of the voting power of a class or series of stock will be adopted if approved by a majority of the voting power of the quorum present at the special meeting.



         APPROVAL AND ADOPTION OF THE 2007 STOCK OPTION PLAN (PROPOSAL 3). The Company's 2007 Stock Option Plan will be approved and adopted if approved by a majority of the voting power of the quorum present at the special meeting.



         Broker non-votes and abstentions will impact the enumerated Proposals because they represent votes counted for the purpose of determining that a quorum is present at the special meeting but are not counted for purposes of determining whether a majority of the voting power of the quorum has approved such proposals. Thus, broker non-votes and abstentions count as votes "AGAINST" the proposals.



         Broker non-votes occur when a broker has not received customer instructions and the broker either does not exercise, or is not permitted to exercise, discretion to vote those shares on a particular matter. Brokers may not vote their client's proxies in the brokers' own discretion as to Proposals 1, 2 and 3.



         Proxies solicited by the board of directors will be voted "FOR" Proposals 1, 2, and 3 unless stockholders direct otherwise in their proxies. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of this proxy statement, but that properly may be presented for action at the special meeting.



         YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING.



REVOCATION



         A stockholder may revoke a proxy at any time before its exercise by written notice to the Company's corporate secretary, by timely delivery of a valid later-dated proxy, or by voting in person at the special meeting. However, your attendance at the special meeting will not, by itself, revoke your proxy.



EXPENSES OF SOLICITATION



         Proxies will be solicited by personal interview, mail and telephone by employees of the Company. The Company will not pay its employees any special consideration for these services. In addition, the Company may reimburse brokerage firms and other persons who represent beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company's directors, officers and regular employees also may solicit proxies, personally or by telephone or facsimile, without additional compensation.



DISSENTER'S RIGHTS AND PREEMPTIVE RIGHTS



         Under Nevada law, dissenting stockholders are not entitled to appraisal rights with respect to any of the proposals to be voted on at the special meeting. Furthermore, stockholders do not have preemptive rights with respect to any of the proposals to be voted on at the special meeting.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON



         No director or officer, or associate of any director or officer or any other person has any substantial interest in, direct or indirect, by security holdings or otherwise, or will receive extra or special benefit from the matters described herein which is not shared on a pro rata basis by all other holders of securities of the same class in accordance with their respective interests. In particular, Bounty Developments Ltd., Michael S. Vandale, Rod Maxwell, Mark Bentsen, and Donald Edwards will receive the same treatment as all other owners of Exchangeable Shares.



                                   PROPOSAL 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK



         Pursuant to Nevada Revised Statutes ("NRS") Section 78.2055, on June __, 2007 the Company's Board of Directors proposed and recommended an amendment to the Articles of Incorporation to the Voting Stockholders at a special meeting of stockholders to be held June __, 2007. The Board of Directors recommended an increase to the number of authorized shares of Common Stock from 25,000,000 to 300,000,000.


INCREASE IN AUTHORIZED SHARES


         The Board of Directors recommends an amendment to Article II of the Articles of Incorporation to state:


         "Article II


                  The amount of total authorized capital stock that the Corporation shall have the authority to issue is 300,000,000 shares of common stock, each with $0.001 par value, and 1,000,000 shares of preferred stock, each with $0.01 par value. To the fullest extent permitted by the laws of the State of Nevada (currently NRS 78.195), as the same now exists or may hereafter be amended or supplemented, the Board of Directors may fix and determine the designations, rights, preferences or other variations of each class or series within each class of capital stock of the Corporation."


         The Board of Directors believes that the increased authorized number of shares of Common Stock is desirable to allow the Company greater flexibility in considering potential future actions involving the issuance of Common Stock, including, without limitation, acquisitions, raising capital, stock dividends or splits, and providing equity incentives to employees, officers and directors.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK.



         The Company has outstanding obligations to issue (i) 9,926,489 shares of Common Stock upon conversion of 9,926,489 outstanding shares of Series A Preferred Stock of Patch Energy (the "EXCHANGEABLE SHARES"); (ii) 4,653,750 shares of Common Stock upon exercise, without consideration, of 4,653,750 outstanding "FLOW-THROUGH SPECIAL WARRANTS"; and (iii) 8,302,000 shares of Common stock upon the exercise, without consideration, of 8,302,000 "NON-FLOW-THROUGH SPECIAL WARRANTS". Additionally, the Company may be required to issue 830,200 shares of Common Stock upon the exercise, without consideration, of 8,302,000 warrants (the "BONUS WARRANTS") if the Company does not meet certain filing requirements and deadlines. The Bonus Warrants are currently exercisable, without additional consideration, into 166,040 shares of Common Stock. The Company also has outstanding stock options to purchase 3,225,000 shares of Common Stock that have been granted to officers and directors under the Company's stock option plan (the "STOCK OPTIONS") and 762,645 warrants to purchase Common Stock that were issued to agents as commission ("AGENTS WARRANTS"). The Exchangeable Shares, Flow-Through Special Warrants, Non-Flow-Through Special Warrants, and Bonus Warrants are discussed in more detail on pages 4 and 5 of this Proxy Statement.

         The number of shares of Common Stock prior to and after the amendment is as follows:


SHARES OF ISSUED AND OUTSTANDING COMMON STOCK PRIOR TO AMENDMENT                                            20,239,774

Shares of Common Stock to be Issued Automatically upon Implementation of Amendment:
         Flow-Through Special Warrants                                                                       4,653,750
         Non-Flow-Through Special Warrants                                                                   8,302,000
         Bonus Warrants                                                                                        166,040
                                                                                                   --------------------
                  Total Shares of Common Stock to be Issued Automatically:                                  13,121,790
                                                                                                   --------------------

Shares of Common Stock to be Issued Without Consideration pursuant to Exchangeable Shares                    9,926,489
                                                                                                   --------------------
SHARES OF ISSUED AND OUTSTANDING COMMON STOCK AFTER AMENDMENT                                               43,288,053
                                                                                                   ====================
Shares of Common Stock Reserved for Issuance After Amendment:
         Bonus Warrants                                                                                        664,160
         Other Outstanding Warrants                                                                            762,645
         Outstanding Stock Options                                                                           3,225,000
                                                                                                   --------------------
                  Total Shares of Common Stock Reserved for Issuance:                                        4,651,805
                                                                                                   --------------------

Shares of Authorized Common Stock pursuant to Amendment                                                    300,000,000

                                                                                                   --------------------
SHARES OF UNISSUED, UNRESERVED COMMON STOCK AVAILABLE FOR ISSUANCE AFTER AMENDMENT                         252,060,142
                                                                                                   ====================



         The Exchangeable Shares will not be automatically converted into an equivalent number of shares of Common Stock upon implementation of the increase in the authorized number of shares of Common Stock. The conversion of the Exchangeable Shares will be made at the election of the Exchangeable Stockholders. For an explanation of how the Exchangeable Shares will be converted into Common Stock, see the discussion of the Exchangeable Shares below.



         All Flow-Through Special Warrants and Non-Flow-Through Special Warrants will be converted into an equivalent number of shares of Common Stock upon implementation of the increase in the authorized number of shares of Common Stock. Under the terms of the Bonus Warrants, the Bonus Warrants are currently exercisable, without additional consideration, into 166,040 shares of our common stock. If the Company does not complete other filings according to the timelines established by the terms of the Bonus Warrants, the Bonus Warrants will become exercisable in increasing increments, up to a maximum of 0.10 shares of common stock per Bonus Warrant.


         Other than the voluntary and automatic conversion of the above securities into Common Stock and the outstanding Stock Options, the Company does not have any future plans, proposals, or arrangements, written or otherwise, to issue any of the additional shares of Common Stock authorized.


         Authorizing the Company to issue more shares than currently authorized by the Articles of Incorporation will not materially affect any substantive rights, powers or privileges of the holders of the Company's Common Stock. Persons holding Common Stock are entitled to one vote per share on all matters submitted to the stockholders and do not have cumulative voting rights or pre-emptive rights for the purchase of additional shares of any class of capital stock. The additional shares of Common Stock for which authorization is sought are identical to the shares of Common Stock now authorized. Authorized but unissued shares of Common Stock may be issued at such times, for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further authority from the Company's stockholders, except as otherwise required by applicable corporate law or stock exchange policies.

         The increase of the Company's authorized Common Stock will have the following effects: (i) the number of shares of Common Stock owned by each stockholder will remain the same; (ii) the number of authorized shares of the Common Stock will increase to 300,000,000 shares; (iii) the par value of the Common Stock will remain $0.001 per share; and (iv) the stated capital on the Company's balance sheet attributable to the Common Stock will remain the same, as will the additional paid-in capital account.

EXCHANGEABLE SHARES


         The Company has obligations to convert the Exchangeable Shares into shares of Common Stock without further consideration pursuant to the terms of the Dover Oil Sands acquisition and the Firebag Oil Sands acquisition. The Exchangeable Shares represent the right to obtain Common Stock in the future and do not have voting rights in the Company.



         DOVER OIL SANDS ACQUISITION: As described in more detail in the amended Form 8-K filed May 1, 2007, the Company acquired Damascus Energy Inc. ("DAMASCUS") through its wholly owned subsidiary Patch Energy Inc. ("PATCH ENERGY"). Patch Energy acquired all of the issued and outstanding common shares of Damascus in exchange for one share of the Company's Class A Preferred Voting Stock and 9,426,489 Exchangeable Shares that are exchangeable without further consideration for 9,426,489 shares of Common Stock. By acquiring Damascus, the Company acquired a farmout agreement between Damascus and Bounty Developments Ltd. that granted Damascus the right to earn up to an 80% working interest in the Dover Oil Sands Project, located in the Fort McMurray area of central Alberta, Canada.



         Prior to the acquisition, the largest stockholders of Damascus were Bounty Developments Ltd., Michael S. Vandale, and 1284810 Alberta Ltd., who received 4,341,489, 2,325,000, and 1,000,000 Exchangeable Shares, respectively. Mr. Vandale was the President of Damascus and had been a director of Patch Energy since May 2006. Mr. Vandale is currently the Chairman of the Board of Directors of the Company.



         FIREBAG OIL SANDS ACQUISITION: As described in more detail in the Form 8-K filed February 6, 2007, the Company acquired 1289307 Alberta Ltd. ("HOLDCO"), through its wholly-owned subsidiary Patch Energy. Patch Energy acquired all of the issued and outstanding common shares of Holdco in exchange for one share of the Company's Class B Preferred Voting Stock and 500,000 Exchangeable Shares that are exchangeable without further consideration for 500,000 shares of Common Stock. By acquiring Holdco, the Company acquired a farmout agreement between Holdco and Bounty Developments Ltd. that granted Holdco the right to earn up to a 75% working interest in the Firebag Oil Sands Project, located in the Fort McMurray area of central Alberta, Canada. In addition, the Company assumed $1,000,000 of Holdco debt owed to 1286664 Alberta Ltd., an Alberta company wholly owned by Michael S. Vandale.



         Prior to the acquisition, the only stockholders of Holdco were Rod Maxwell and Mark L. Bentsen who each received 250,000 Exchangeable Shares for their interest in Holdco. Messrs. Maxwell and Bentsen are now directors of the Company.



         VOTING OF EXCHANGEABLE SHARES: The Exchangeable Shares vote through the Class A and Class B Preferred Voting Stock. 1286664 Alberta Ltd., an entity wholly owned by Michael S. Vandale, is the record holder of the Class A and Class B Preferred Voting Stock that was issued pursuant to the Damascus and Holdco acquisitions. Mr. Vandale is a director and principal stockholder of the Company. 1286664 Alberta Ltd. casts the votes attributable to the Exchangeable Shares as a proxy for the Exchangeable Stockholders, in its capacity as trustee under two separate Exchange and Voting Trust Agreements. When voting the Exchangeable Shares, 1286664 Alberta Ltd., by contract, must express the voting preferences of the underlying Exchangeable Stockholders. For example, if out of the 9,926,789 total Class A and Class B Preferred Voting Stock votes, 1286664 Alberta Ltd. receives proxies representing only 7,000,000 Exchangeable Shares, and 4,000,000 such shares voted for a matter and the other 3,000,000 voted against it, 1286664 Alberta Ltd. would only cast 7,000,000 votes: 4,000,000 for and 3,000,000 against.

         Given the nature of these trustee responsibilities, 1286664 Alberta Ltd. does not have voting and dispositive powers over the Class A and Class B Preferred Voting Stock in the traditional sense. Ownership is limited by its contractual and common law trustee duties imposed upon it under the Exchange and Voting Trust Agreements. The 9,926,789 votes attributable to the Class A and Class B Preferred Voting Stock are included in the 30,166,263 voting shares outstanding as of June __, 2007.



         Furthermore, once the Exchangeable Shares are converted into shares of the Company's Common Stock, the shares of Class A and Class B Preferred Voting Stock held by 1286664 Alberta Ltd. will no longer have voting rights as defined by the Certificate of Designation. In particular, the Certificate of Designation provides:



         "the maximum number of votes attached to the Preferred Voting Share shall be that number of shares of common stock of Patch into which the Exchangeable Shares ISSUED IN CONJUNCTION WITH THE PREFERRED VOTING SHARE AND AT THAT TIME OUTSTANDING are then exchangeable" (emphasis added).



To strengthen that provision, the Certificate of Designation further explains:



         "Votes attached to the Preferred Voting Share may only be counted to the extent of the number of common shares of Patch into which the Exchangeable Shares issued in connection with the Preferred Voting Share and then outstanding have recorded a vote on the matter."



Therefore, the Class A and Class B Preferred Voting Stock may only vote that number of common stock into which the Exchangeable Shares then outstanding are convertible and which are represented by the recorded intentions of the Exchangeable Stockholders.


         CONVERSION OF EXCHANGEABLE SHARES: The Exchangeable Stockholders can elect to convert their Exchangeable Shares into an equivalent number of the Company's Common Stock at any time of their choosing without additional consideration. Also, upon the occurrence of several triggering events, the Company has the obligation to offer to exchange the Exchangeable Shares for shares of the Company's Common Stock. Any offer by the Company to exchange the Exchangeable Shares is subject to acceptance by the Exchangeable Stockholders.

FLOW-THROUGH SPECIAL WARRANTS, NON-FLOW-THROUGH SPECIAL WARRANTS, AND BONUS WARRANTS

         The Company has the obligation to exchange the Flow-Through Special Warrants and Non-Flow-Through Special Warrants into an equivalent number of shares of Common Stock without further consideration pursuant to the terms of such Warrants that were sold in the Company's private placement of such securities, completed on February 27, 2007.

         As disclosed in more detail in Form 8-K filed March 1, 2007, the Company sold 4,408,750 Flow-Through Special Warrants at $1.65 and 8,302,000 Non-Flow-Through Special Warrants at $1.50 on a brokered basis, and 245,000 Flow-Through Special Warrants on a non-brokered basis, for aggregate consideration of $20,131,687.

         Each Non-Flow-Through Special Warrant entitles the holder to acquire, for no additional consideration, one Unit consisting of one share of Common Stock and one Bonus Warrant.


         Each Bonus Warrant entitles the holder to receive, without additional consideration, up to 0.10 shares of Common Stock if the Company does not meet certain filing deadlines. The Bonus Warrants are currently exercisable, without additional consideration, into 166,040 shares of our common stock. If the Company does not complete other filings according to the timelines established by the terms of the Bonus Warrants, the Bonus Warrants will become exercisable in increasing increments, up to a maximum of 0.10 shares of common stock per Bonus Warrant.


         Each Flow-Through Special Warrant entitles the holder to acquire, for no additional consideration, one share of Common Stock.

         The holders of Flow-Through Special Warrants, Non-Flow-Through Special Warrants, and Bonus Warrants are not entitled to vote on any matter to be voted upon by the holders of Common Stock.



SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT



         The Company does not have a sufficient number of authorized shares of Common Stock to permit the exercise or conversion of outstanding Exchangeable Shares, Flow-Through Special Warrants, Non-Flow-Through Special Warrants and Bonus Warrants. However, in order to illustrate the effects of this Proposal 1, the Company is reflecting beneficial ownership of Common Stock assuming the increase in the authorized shares, as proposed, has been implemented allowing for the conversion or exercise of such securities into Common Stock.



         The following table provides certain information as to the officers and directors, individually and as a group, and the holders of more than 5% of the Common Stock after giving effect to the issuances of Common Stock upon conversion or exercise of the Exchangeable Shares, Flow-Through Special Warrants, Non-Flow-Through Special Warrants and Bonus Warrants.



                                                    SHARES BENEFICIALLY             PERCENT BENEFICIALLY       PERCENT OF VOTING
                                                         OWNED AFTER                    OWNED AFTER            SHARES OUTSTANDING
                                                        AMENDMENT TO                    AMENDMENT TO               FOR THE
                                                         ARTICLES OF                     ARTICLES OF               SPECIAL
NAME AND ADDRESS OF OWNER                               INCORPORATION               INCORPORATION (1)<F1>        MEETING (2)<F2>
----------------------------------------------------------------------------------------------------------------------------------
Bounty Developments Ltd.                               4,778,989 (3)<F3>                   11.0%                     15.8%
1250, 340-12th Avenue SW
Calgary, Alberta, Canada  T2R 1L5

Investors Group Trust Co.                              3,825,000 (4)<F4>                    8.8%                       -
447 Portage Avenue
Winnipeg, Manitoba R3C 3B6

Citadel Equity Fund Ltd                                3,400,680 (5)<F5>                    7.9%                       -
131 S. Dearborn Street
Chicago Illinois,  60603

Michael S. Vandale                                     2,175,000 (6)<F6>                    5.0%                      7.2%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Mark L. Bentsen                                          780,300 (7)<F7>                    1.8%                      1.9%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Greg Belzberg                                            550,000 (8)<F8>                    1.3%                      1.8%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Roderick D. Maxwell                                      375,000 (9)<F9>                    0.9%                      1.1%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1



                                       7

                                                    SHARES BENEFICIALLY             PERCENT BENEFICIALLY       PERCENT OF VOTING
                                                         OWNED AFTER                    OWNED AFTER            SHARES OUTSTANDING
                                                        AMENDMENT TO                    AMENDMENT TO               FOR THE
                                                         ARTICLES OF                     ARTICLES OF               SPECIAL
NAME AND ADDRESS OF OWNER                               INCORPORATION               INCORPORATION (1)<F1>        MEETING (2)<F2>
---------------------------------------------------------------------------------------------------------------------------------
Terry Buchanan                                           170,000 (10)<F10>                  0.4%                      0.3%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Donald B. Edwards                                        170,000 (11)<F11>                  0.4%                      0.6%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Jason G. Dagenais                                         56,200 (12)<F12>                  0.1%                      0.1%
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Thomas Rouse                                                 -                               -                         -
Suite 300, 441 - 5th Avenue S.W.
Calgary, Alberta, Canada  T2P 2V1

Officers and directors as a group (8 persons)          4,276,500 (13)<F13>                  9.9%                     13.0%
------------

(1)<F1> Where persons listed on this table have the right to obtain additional shares of Common Stock through the exercise or conversion of other securities within 60 days from June __, 2007, these additional shares are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person. Percentages are based on 43,288,053 shares of Common Stock that may be outstanding after conversion or exercise, without further consideration, of the Company's other outstanding securities and after giving effect to the increase in our authorized capital. This amount includes 166,040 shares of Common Stock issuable upon exercise of the Bonus Warrants as of June __, 2007.
(2)<F2> Percentages are based on 30,166,263 shares of voting stock that are outstanding as of the Record Date consisting of 20,239,774 shares of Common Stock and voting rights associated with the Class A and Class B Preferred Voting Stock, or 9,926,489 votes associated with the Exchangeable Shares.
(3)<F3>  Includes 4,341,489 Exchangeable Shares.
(4)<F4> Includes 3,750,000 Non-Flow-Through Special Warrants and 75,000 shares issuable upon exercise of 3,750,000 Bonus Warrants held by Investors Group Corporate Class Inc. For Investor Mergers & Acquisitions Class and Investors Group Trust Co. Ltd As Trustee For Investors Mergers & Acquisitions Fund.
(5)<F5> Includes 3,334,000 Non-Flow-Through Special Warrants and 66,680 shares issuable upon exercise of 3,333,400 Bonus Warrants.
(6)<F6> Includes 2,075,000 Exchangeable Shares. Mr. Vandale beneficially owns the shares of Class A and Class B Preferred Voting Stock owned by 1286664 Alberta Ltd. However, 1286664 Alberta Ltd. only exercises the voting rights associated with the Class A and Class B Preferred Voting Stock upon polling the underlying Exchangeable Shareholders. Therefore, the voting and dispositive rights associated with Class A and Class B Preferred Voting Stock belong to the Exchangeable Shareholders and are not properly attributed to Mr. Vandale except to the extent of the Exchangeable Shares he owns. This table attributes ownership of the Exchangeable Shares to the various Exchangeable Shareholders, and excludes the Class A and Class B Preferred Voting Stock from Mr. Vandale's beneficially owned shares.
(7)<F7> Includes 250,000 Exchangeable Shares, 100,000 Flow-Through Special Warrants, and 230,300 common shares and 100,000 Flow-Through Special Warrants owned by Teresa Bentsen.
(8)<F8> Includes 250,000 Exchangeable Shares and 200,000 shares owned by Bel Cal Holdings Ltd.
(9)<F9> Includes 250,000 Exchangeable Shares and 50,000 Flow-Through Special Warrants owned by 707106 Alberta Ltd.
(10)<F10>Includes 70,000 Flow-Through Special Warrants
(11)<F11>Includes 150,000 Exchangeable Shares.
(12)<F12>Includes 18,200 Flow-Through Special Warrants.


                                       8

(13)<F13>Includes 2,975,000 Exchangeable Shares and 338,200 Flow-Through Special Warrants.


CHANGES IN CONTROL


         As a result of the acquisition of Damascus Energy Inc. ("Damascus") and 1289307 Alberta Ltd. ("Holdco"), the stockholders of Damascus and Holdco acquired voting control as to 33.3% of the then outstanding voting stock through the issuance of the Class A and Class B Preferred Voting Stock. The trustee who holds the Class A and Class B Preferred Voting Stock for the benefit of the Damascus and Holdco stockholders exercises the voting rights of such stock by first determining the manner in which the holders of the Exchangeable Shares would vote on each matter put to a vote of common stockholders. The trustee is then obligated to record with the Company the number of votes that would be cast by the holders of the Exchangeable Shares in favor and against the matter, as though such holders of the Exchangeable Shares had cast their votes directly on the matter.



         Prior to the acquisition of Damascus and Holdco, Winston Cabell resigned as a director of the Company. Upon the closing of the Damascus acquisition, John P. Thornton resigned as a director and appointed Michael S. Vandale, to serve as a director of the Company. Pursuant to the acquisition of Holdco, Michael S. Vandale appointed Rod Maxwell, Mark L. Bentsen, and Greg Belzberg to the Board of Directors. The new officers of Patch are Michael S. Vandale, Chairman of the Board of Directors; Thomas Rouse, Chief Financial Officer; Donald B. Edwards, Corporate Secretary; Jason G. Dagenais, Chief Operating Officer; and Terry R. Buchanan, Vice President of Exploration, Geoscience and Reservoir. For purposes of the special meeting, the new directors and officers of the Company beneficially own 13.0% of the voting stock of the Company.



         Except as disclosed above with respect to the appointment of officers and directors, there are no arrangements or understandings among members of the former officers and directors and their associates and the new officers and directors and their associates with respect any matter.



FEDERAL INCOME TAX CONSEQUENCES



         The Board of Directors believes that the federal income tax consequences to stockholders of increasing the authorized Common Stock are as follows: (i) no gain or loss will be recognized by a stockholder upon the effective date of the amendment to the Articles of Incorporation; (ii) the aggregate tax basis of shares of the Common Stock will not be affected; and
(iii) the holding period of the Common Stock after the amendments to the Articles of Incorporation will remain the same as the holding period prior to such amendments.



         The Board of Directors' beliefs regarding the tax consequences of increasing the authorized Common Stock are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.



         This summary does not purport to be complete and does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.



         The state and local tax consequences of increasing the authorized Common Stock may vary significantly as to each stockholder, depending upon the state in which he or she resides.



         The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of increasing the authorized Common Stock.

POTENTIAL ANTI-TAKEOVER EFFECT

         The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings per share and on equity and voting power of existing stockholders and may adversely affect the market price for the Common Stock. The proposed increase in the number of authorized shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Board of Directors has no present intention or plan to employ the additional unissued authorized shares as an anti-takeover device. The Board of Directors does not view the increase of the authorized Common Stock as part of an "anti-takeover" strategy. The Board of Directors is not advancing the increase of authorized Common Stock as a result of any known effort by any party to accumulate shares of Common Stock or to obtain control of the Company.



                                   PROPOSAL 2
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
              TO CHANGE STOCKHOLDER QUORUM REQUIREMENT TO ONE THIRD
                OF THE VOTING POWER OF A CLASS OR SERIES OF STOCK



         On June __, 2007, the Company's Board of Directors proposed and recommended to the Voting Stockholders at a special meeting of stockholders to be held June __, 2007 an amendment to the Articles of Incorporation to change the stockholder quorum requirement, such that one third of the voting power of a class or series of stock shall constitute a quorum of stockholders.


CHANGE IN STOCKHOLDER QUORUM REQUIREMENT


         The Board of Directors recommends an amendment to Article XII of the Articles of Incorporation to state:


         "Article XII

                  One third of the voting power of the issued and outstanding shares of the class or series that is present in person or in proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business by a vote of the stockholders. An act of the stockholders of each class or series, other than the election of directors, is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action."

         The Board of Directors believes that the amendment to the stockholder quorum requirement provides greater flexibility in considering potential future actions involving the vote of the stockholders at a meeting held for that purpose. The Company proposes to become a TSX Venture Exchange traded company, providing for the possibility of a greater number of passive stockholders owning the Company's Common Stock. The Board of Directors believes that achieving majority stockholder representation in person or by proxy at the Company's stockholder meetings will become more costly, time consuming, and burdensome after listing on the TSX Venture Exchange. The conduct of annual and special stockholder meetings and the passage of stockholder initiatives including the election of directors may become difficult or even impossible regardless of the amount of money spent to inform and solicit stockholders because passive investors are less likely to participate in person or by proxy in the Company's stockholder meetings.


         The revised language of Article XII uses the language found in NRS
Section 78.320 and allows action to be taken by the vote of stockholders if the "number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action." This provision will allow action to be taken by a smaller number of voting stockholders than was previously allowed under the former stockholder quorum requirement. The current quorum requirement allowed action to be taken by the vote of stockholders if "a majority of the voting power of a quorum" votes for the action. Thus, under the current stockholder quorum requirement, a majority of a quorum present at a meeting is required to give an affirmative vote before an action of the stockholders can be passed.

         The proposed Article XII will allow the Company to ignore broker non-votes and voting abstentions when counting the number of votes in favor and against an action; however, such broker and abstaining shares will be counted for the purposes of determining whether a quorum is present for the meeting. Thus, it is possible that, upon achieving a one third quorum at a meeting of the stockholders, an action presented to the stockholders for consideration could be approved by a number of shares less than a majority of those present so long as the number of shares that voted for the action exceeded those that voted against the action. For example, if out of 43,288,053 outstanding shares, 14,400,000 were present (thereby satisfying the one third quorum requirement), 5,000,000 shares voted in favor of the action, 4,000,000 shares voted against the action, and the remainder abstained, the action would be approved.



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE CHANGE TO THE STOCKHOLDER QUORUM REQUIREMENT.


FEDERAL INCOME TAX CONSEQUENCES


         The Board of Directors believes that the federal income tax consequences to stockholders of changing the Company's stockholder voting requirement are as follows: (i) no gain or loss will be recognized by a stockholder upon the effective date of the amendment to the Articles of Incorporation; (ii) the aggregate tax basis of shares of the Common Stock will not be affected; and (iii) the holding period of the Common Stock after the amendments to the Articles of Incorporation will remain the same as the holding period prior to such amendments.



         The Board of Directors' beliefs regarding the tax consequences of changing the Company's stockholder voting requirement are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.


         This summary does not purport to be complete and does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident foreign individuals, broker-dealers and tax exempt entities.


         The state and local tax consequences of changing the Company's stockholder voting requirement may vary significantly as to each stockholder, depending upon the state in which he or she resides.



         The foregoing summary is included for general information only. Accordingly, stockholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of increasing the authorized Common Stock and changing the Company's stockholder voting requirement.



                                   PROPOSAL 3
                             2007 STOCK OPTION PLAN



         Subject to stockholder approval, the board of directors approved the adoption of the Patch International Inc. 2007 Stock Option Plan (the "PLAN"). The Voting Stockholders are being asked to approve the Plan. The material terms of the performance criteria for awards are described below. The Plan is attached as an exhibit to this Proxy Statement.


DESCRIPTION OF THE PROPOSED PLAN


         PURPOSE. The purpose of the Plan is to is to advance the interests of the Company by encouraging the directors, officers, employees and consultants of the Company, and of its subsidiaries and affiliates, if any, to acquire common shares in the share capital of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnishing them with additional incentive in their efforts on behalf of the Company in the conduct of its affairs.

         ADMINISTRATION. The Plan shall be administered by the board of directors or by a special committee of the directors appointed from time to time by the board of directors pursuant to rules of procedure fixed by the board of directors. The administrator shall have authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan.




         SHARES SUBJECT TO THE PLAN. The aggregate number of shares issuable upon the exercise of all options granted under the Plan shall not exceed 10% of the issued and outstanding common shares of the Company. If any option granted under the Plan expires or terminates without being exercised for any reason, the unpurchased shares shall again be available for issuance under the Plan. The Company will reserve enough shares from its authorized and unissued common stock to satisfy the outstanding awards granted under the Plan.



         ELIGIBILITY. Employees, officers, directors, agents, consultants, advisors and independent contractors of the Company or a subsidiary are eligible to receive awards under the Plan, except that only the Company's employees may receive incentive stock options.



         TERMS AND CONDITIONS OF STOCK OPTION GRANTS. The stock option exercise price may not be lower than the exercise price permitted by law or applicable stock exchange policies. The exercise price for an Incentive Stock Option may not be less than the fair market value of the shares at the time the option is granted.



         The administrator may not grant options to one person to purchase a number of shares equaling more than 5% of the issued common shares in any twelve-month period unless the Company is classified as a "Tier 1" issuer of the TSX Venture Exchange ("TSX-V"), has obtained disinterested stockholder approval in respect of such grant and meets other requirements.



         Consultants, including investor relations service providers, may not receive options that may result in the issuance of more than 2% of the issued common shares of the Company in any 12-month period.



         With exception of options granted to consultants providing investor relations services, the board may determine the vesting period of the options and the method of vesting, or that no vesting restriction shall exist. Options granted to consultants performing investor relations services will contain vesting provisions such that vesting occurs over at least 12 months with no more than 1/4 of the options vesting in any 3-month period.



         Unless provided for by law, no option granted under the Plan is transferable.



         Upon ceasing to be a director, officer, consultant, employee of the Company, or its subsidiaries, for any reason (other than death), an option holder may exercise his option within 90 days of such cessation to the extent that such holder was entitled to exercise it at the date of such cessation. Consultants providing investor relations services must exercise their options within 30 days after cessation of services to the Company.



         In the event of the death of an option holder, the option may be exercised within one year after death by the person or persons to whom the option passes by will or the laws of descent and distribution and only to the extent that the deceased was entitled to exercise the option at the date of his death.



         ADJUSTMENTS. If certain reorganizations, stock dividends, stock splits, consolidations or similar events occur, the aggregate number of shares and the per share exercise price of each outstanding option will be proportionately adjusted, but not the aggregate exercise price. No fractional share will be required to be issued under the Plan on any such adjustment.



         TERM, TERMINATION AND AMENDMENT. The administrator may, at any time, suspend or terminate the Plan. The administrator may also at any time amend or revise the terms of the Plan; as long as an amendment or revision that results in a material adverse change to the terms of any outstanding options granted under the Plan is approved by the stockholders, or disinterested stockholders, as the case may be.

FEDERAL INCOME TAX CONSEQUENCES


         The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the Plan. This summary is based on the Internal Revenue Code (the "CODE") and the United States Treasury regulations promulgated thereunder as in effect on the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the plan. For example, the summary does not discuss the effect of recent deferred compensation legislation on awards.



         INCENTIVE STOCK OPTIONS. Incentive stock options granted under the Plan are intended to qualify for favorable federal income tax treatment accorded "incentive stock options" under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to the Company. However, the optionee generally will have taxable income for alternative minimum tax purposes at the time of exercise as if the option was a non-qualified stock option.



         The federal income tax consequence of a disposition of stock acquired through the exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.



         Generally, if a participant disposes of the stock before the expiration of either the statutory holding periods described above (a disqualifying disposition), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs. Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term depending on how long the stock was held.



         NON-QUALIFIED STOCK OPTIONS. Generally, the grant of a non-qualified stock option will not result in any federal income tax consequences to the Company or the participant. Upon exercise of a non-qualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, the Company will be generally entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.



         Upon disposition of stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.



         POTENTIAL LIMITATIONS ON DEDUCTIONS. Section 162(m)of the Code precludes a deduction for compensation paid to the Company's chief executive officer and its other four highest compensated officers to the extent that such compensation exceeds $1 million for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million limitation.



         SECTION 409A. We intend that the Plan comply by its terms with Section 409A of the Code. However, if an award issued under the plan constitutes a deferral of compensation under Section 409A, the plan administrator may take such action as it determines is necessary or appropriate to exempt the award from Section 409A or to comply with the requirements of Section 409A.

OTHER INFORMATION


         A new plan benefits table, as described in the SEC's proxy rules, is not provided because all awards to be made under the Plan are discretionary. Furthermore, the Company does not have any existing obligations or current plans to issue stock options under the Plan once it has been approved by the Voting Stockholders.


         THE BOARD OF DIRECTORS HAS DETERMINED THAT THE ADOPTION OF THE PLAN IS ADVISABLE AND IN THE COMPANY'S AND THE STOCKHOLDERS' BEST INTERESTS AND RECOMMENDS THE VOTING STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3.


                                 OTHER BUSINESS


         The Company is not aware of other business to be presented at the special meeting. If any other business properly comes before the special meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the persons named in the accompanying form of proxy.



                            PROPOSALS OF STOCKHOLDERS


         An eligible stockholder who wishes to submit a proposal for consideration at the next annual meeting of stockholders must give written notice to the Company's corporate secretary by July 15, 2007. The last annual meeting was held on August 30, 1999, in Vancouver, British Columbia. The Company is planning to hold an annual meeting later during 2007, although the exact date and time of such meeting have not yet been determined.



                       WHERE YOU CAN FIND MORE INFORMATION


         The Company files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any document filed at the Public Reference Room of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The Company's SEC filings are also available to the public from the SEC's website at http://www.sec.gov/. Included in the information available are (i) audited financial statements of the Company as of May 31, 2006 and 2005, which are contained in the Company's Form 10-KSB for the fiscal year ended May 31, 2006; (ii) unaudited financial statements of the Company as August 31, 2006, November 30, 2006, and February 28, 2007 which are contained in the Company's Forms 10-QSB for the quarterly periods ended August 31, 2006, November 30, 2006, and February 28, 2007; and (iii) the pro forma financial statements of the Company as of February 28, 2007 which are contained in the Company's amended Form 8-K filed May 1, 2007. Neither the Form 10-KSB, the Forms 10-QSB, the Form 8-K, nor the audited, unaudited, and pro forma financial statements contained therein are to be considered part of any solicitation.



Dated June __, 2007                     By order of the Board of Directors,


                                        By:
                                           -------------------------------------
                                           Michael S. Vandale
                                           Chairman of the Board of Directors

                                      PROXY
                            PATCH INTERNATIONAL INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                                  JUNE __, 2007

  [X]   PLEASE MARK VOTES                                       VOTE ON PROPOSALS                             FOR   AGAINST  ABSTAIN
        AS IN THIS EXAMPLE                                      1.  To amend the articles of incorporation    [ ]     [ ]      [ ]
                                                                    to increase the authorized shares of
                                                                    common stock from 25,000,000 to
                                                                    300,000,000.

The undersigned stockholder of Patch International Inc.         2.  To amend the articles of incorporation    [ ]     [ ]      [ ]
(the "Company") hereby constitutes and appoints Michael             to increase the authorized shares of
S. Vandale and Donald Edwards his or her true and lawful            common from a majority to one third of
attorneys and proxies, with full power of substitution              the voting power of a class or series
in and for each of them, to vote all shares of the Company          of stock.
which the undersigned is entitled to vote at the Special
meeting of Stockholders to be held at Suite 300,                3.  To approve the 2007 Stock Option Plan     [ ]     [ ]      [ ]
441 - 5th Avenue S.W., Calgary, Alberta, Canada T2P 2V1             authorizing a rolling number of shares
at 10:00 a.m. local time, on June __, 2007 or at any                up to 10% of the issued and outstanding
time, on June __, 2007 or at any postponement or adjournment        shares of the common stock.
thereof, on any and all of the proposals contained in the
Notice of the Special meeting of Stockholders, with all the     4.  To transact such other busniess as may    [ ]     [ ]      [ ]
powers the undersigned would possess if present personally          property come before the meeting or any
at said meeting, or at any postponement or adjournment              adjournment thereof.
thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                                                                                    PLEASE CHECK THIS BOX IF YOU   [ ]
                                                                                    PLAN TO ATTEND THE MEETING.



                                                                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN
                                                                THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                                         -----------------      STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
     Please be sure to sign and date       Date                 VOTED FOR PROPOSALS 1, 2, AND 3.
      this Proxy in the box below.

----------------------------------------------------------
                                                                WHETHER OF NOT YOU PLAN TO ATTEND THE ANNUAL
                                                                MEETING, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                CARD PROMPTLY BY USING THE ENCLOSED POSTAGE-PAID
                                                                ENVELOPE.

----------------------------------------------------------
Stockholder sign above        Co-holder (if any) sign above     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.





    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


     Please complete, date and sign exactly as name(s) appear(s) on this proxy card and return the proxy card promptly using the enclosed envelope. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duty authorized officer, giving full title as such, and affix corporate seal. If signer is a partnership, please sign in partnership name by authorized person.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-----------------------------------------

-----------------------------------------

-----------------------------------------



                              PLEASE ACT PROMPTLY.
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                            PATCH INTERNATIONAL INC.

                             2007 STOCK OPTION PLAN

1.       PURPOSE

         The purpose of the stock option plan (the "PLAN") of PATCH INTERNATIONAL INC., a corporation incorporated under the laws of the State of Nevada (the "CORPORATION") is to advance the interests of the Corporation by encouraging the directors, officers, employees and consultants of the
Corporation, and of its subsidiaries and affiliates, if any, to acquire common shares in the share capital of the Corporation (the "Shares"), thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and furnishing them with additional incentive in their efforts on behalf of the Corporation in the conduct of its affairs.

         Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"), are referred to in this Plan as "INCENTIVE STOCK OPTIONS." Incentive Stock Options and stock options that do not qualify under Section 422 of the Code ("NON-QUALIFIED STOCK OPTIONS") granted under this Plan are referred to collectively as "OPTIONS".

2.       ADMINISTRATION

         The Plan shall be administered by the board of directors of the Corporation or by a special committee of the directors appointed from time to time by the board of directors of the Corporation pursuant to rules of procedure fixed by the board of directors (such committee or, if no such committee is appointed, the board of directors of the Corporation, is hereinafter referred to as the "BOARD"). A majority of the Board shall constitute a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

         If and so long as the Shares are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Board shall consider in selecting the membership of any special committee of the directors, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

         Subject to the provisions of the Plan, the Board shall have authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

         Each option granted hereunder may be evidenced by an agreement in writing, signed on behalf of the Corporation and by the optionee, in such form as the Board shall approve. Each such agreement shall recite that it is subject to the provisions of this Plan.

         Each option granted by the Corporation prior to the approval of the Plan by the shareholders of the Corporation, including options granted under previously approved stock option plans of the Corporation, be and are continued under and shall be subject to the terms of the Plan, after the Plan has been approved by the shareholders of the Corporation.


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3.       APPLICABLE LAWS

         All options granted pursuant to this Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable securities laws, the Code, the rules of any applicable stock exchange or stock quotation system (hereinafter collectively referred to as, the "EXCHANGE"), the rules of any foreign jurisdiction applicable to the Plan and any options granted hereunder to residents of that jurisdiction and any other regulatory body having jurisdiction hereinafter (collectively, the "APPLICABLE LAWS").

4.       SHARES SUBJECT TO PLAN

         Subject to adjustment as provided in Section 16 hereof, the Shares to be offered under the Plan shall consist of common shares of the Corporation's authorized but unissued common shares. The aggregate number of Shares issuable upon the exercise of all options granted under the Plan shall not exceed ten (10%) percent of the issued and outstanding common shares of the Corporation from time to time. If any option granted hereunder shall expire or terminate for any reason in accordance with the terms of the Plan without being exercised, the unpurchased Shares subject thereto shall again be available for the purpose of this Plan.

5.       MAINTENANCE OF SUFFICIENT CAPITAL

         The Corporation shall at all times during the term of the Plan reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

6.       ELIGIBILITY AND PARTICIPATION

         Directors, officers, consultants, and employees of the Corporation or its subsidiaries, and employees of a person or company which provides management services to the Corporation or its subsidiaries ("MANAGEMENT COMPANY EMPLOYEES") shall be eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as "PARTICIPANTS"). Subject to compliance with the Applicable Laws, Participants may elect to hold options granted to them in an incorporated entity wholly owned by them and such entity shall be bound by the Plan in the same manner as if the options were held by the Participant.

         Incentive Stock Options may be granted to any individual who is an employee ("EMPLOYEE") of the Corporation or any corporation (other than the Corporation) that is a "PARENT CORPORATION" of the Corporation or "SUBSIDIARY CORPORATION" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time) ("RELATED CORPORATION").

         Non-Qualified Stock Options may be granted to Employees and to such other persons, including directors and officers of the Corporation or any Related Corporation who are not Employees, subject to any Applicable Laws.

         Subject to the terms hereof, the Board shall determine to whom options shall be granted and whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted and vested, and the number of Shares to be subject to each option. In the case of employees or consultants of the Corporation or Management Company Employees, the option agreements to which they are party must contain a representation of the Corporation that such employee, consultant or


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Management  Company  Employee,  as the case  may be,  is a bona  fide  employee,
consultant  or  Management   Company   Employee  of  the   Corporation   or  its
subsidiaries.

         A Participant who has been granted an option may, if such Participant is otherwise eligible, and if permitted under the Applicable Laws, be granted an additional option or options if the Board shall so determine.

7.       EXERCISE PRICE

(a) The exercise price of the Shares subject to each option shall be determined by the Board, subject to applicable Exchange approval, at the time any option is granted. In no event shall such exercise price be lower than the exercise price permitted by the Applicable Laws.

(b) The exercise price for an Incentive Stock Option or any option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value of the Shares at the time the option is granted as determined by the Board in good faith.

(d) Once the exercise price has been determined by the Board, accepted by the applicable Exchange and the option has been granted, the exercise price of an option may be reduced (if allowed by the Applicable Laws) upon receipt of Board approval, provided that in the case of options held by insiders of the Corporation (as defined in the policies of the applicable Exchange), the exercise price of an option may be reduced only if disinterested shareholder approval is obtained.

8.       NUMBER OF OPTIONED SHARES

(a) The number of Shares subject to an option granted to any one Participant shall be determined by the Board, but no one Participant shall be granted an option which exceeds the maximum number permitted by the Applicable Laws.

(b) No single Participant may be granted options to purchase a number of Shares equalling more than 5% of the issued common shares of the Corporation in any one twelve-month period unless the Corporation is classified as a "Tier 1" issuer of the TSX Venture Exchange ("TSX-V"), has obtained disinterested shareholder approval in respect of such grant and meets the other requirements of the Applicable Laws.

(c) Options shall not be granted if the exercise thereof would result in the issuance of more than 2% of the issued common shares of the Corporation in any twelve-month period to any one consultant of the Corporation (or any of its subsidiaries).

(d) Options shall not be granted if the exercise thereof would result in the issuance of more than 2% of the issued common shares of the Corporation in any twelve month period to persons employed to provide investor relation activities. Options granted to persons performing investor relations activities will contain vesting provisions such that vesting occurs over at least 12 months with no more than 1/4 of the options vesting in any 3 month period.

(e) The aggregate fair market value, determined at the time the options are granted, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the holders during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S. $100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time



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         (the  "ANNUAL  LIMIT") and any portion of an option  which  exceeds the
         Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

9.       DURATION OF OPTION

         Each option and all rights thereunder shall be expressed to expire on the date set out in the option agreement and shall be subject to earlier termination as provided in Sections 11 and 13, provided that in no circumstances shall the duration of an option exceed the maximum term permitted by the Applicable Laws. For greater certainty, if the Corporation is listed on the TSX-V, the maximum term may not exceed 10 years if the Corporation is classified as a "Tier 1" issuer by the TSX-V, and the maximum term may not exceed 5 years if the Corporation is classified as a "Tier 2" issuer by the TSX-V.

10.      OPTION PERIOD, CONSIDERATION AND PAYMENT

(a) The option period shall be a period of time fixed by the Board not to exceed the maximum term permitted by the Applicable Laws, provided that the option period shall be reduced with respect to any option as provided in Sections 12 and 13 covering cessation as a director, officer, consultant, employee or Management Company Employee of the Corporation or its subsidiaries, or death of the Participant.

(b) Subject to any vesting restrictions imposed by the Applicable Laws, the Board may, in its sole discretion, determine the time during which options shall vest and the method of vesting, or that no vesting restriction shall exist.

(c) Subject to any vesting restrictions imposed by the Board, options may be exercised in whole or in part at any time and from time to time during the option period. To the extent required by the Applicable Laws, no options may be exercised under this Plan until this Plan has been approved by a resolution duly passed by the shareholders of the Corporation.

(d) Any options granted prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to shareholder approval of this Plan within twelve (12) months before or after the effective date of this Plan. If such shareholder approval is sought and not obtained, all options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any options granted to "covered employees" will not be eligible for the exclusion set forth in
         Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

(e) Except as set forth in Sections 11 and 13, no option may be exercised unless the Participant is at the time of such exercise a director, officer, consultant, or employee of the Corporation or any of its subsidiaries, or a Management Company Employee of the Corporation or any of its subsidiaries.

(f) The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of Shares with respect to which the option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such Shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares of the Corporation unless and until the certificates for Shares issuable pursuant to options under the Plan are issued to him or them under the terms of the Plan.


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

11.      CEASING TO BE A DIRECTOR, OFFICER, CONSULTANT OR EMPLOYEE

         If a Participant shall cease to be a director, officer, consultant, employee of the Corporation, or its subsidiaries, or ceases to be a Management Company Employee, for any reason (other than death), such Participant may exercise his option to the extent that the Participant was entitled to exercise it at the date of such cessation, provided that such exercise must occur within ninety (90) days after the Participant ceases to be a director, officer, consultant, employee or a Management Company Employee, unless such Participant was engaged in investor relations activities, in which case such exercise must occur within thirty (30) days after the cessation of the Participant's services to the Corporation.

         Nothing contained in the Plan, nor in any option granted pursuant to the Plan, shall as such confer upon any Participant any right with respect to continuance as a director, officer, consultant, employee or Management Company Employee of the Corporation or of any of its subsidiaries or affiliates.

12.      NON-QUALIFIED STOCK OPTION ASSUMED

         Each option agreement entered into between the Corporation and a Participant shall state whether the options granted are intended to be Incentive Stock Options or Non-Qualified Stock Options, provided that, in the absence of evidence to the contrary, all options granted pursuant to this Plan shall be Non-Qualified Stock Options.

13.      DEATH OF PARTICIPANT

         Notwithstanding section 11, in the event of the death of a Participant, the option previously granted to him shall be exercisable only within the one
(1) year after such death and then only:

         (a) by the person or persons to whom the Participant's rights under the option shall pass by the Participant's will or the laws of descent and distribution; and

         (b) if and to the extent that such Participant was entitled to exercise the option at the date of his death.

14.      RIGHTS OF OPTIONEE

         No person entitled to exercise any option granted under the Plan shall have any of the rights or privileges of a shareholder of the Corporation in respect of any Shares issuable upon exercise of such option until certificates representing such Shares shall have been issued and delivered.

15.      PROCEEDS FROM SALE OF SHARES

         The proceeds from the sale of Shares issued upon the exercise of options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Board may determine.

16.      ADJUSTMENTS

         If the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation, an appropriate and proportionate adjustment shall be made by the Board in its discretion in the number or kind of Shares optioned and the exercise price per Share, as regards previously granted and unexercised


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

options or portions thereof, and as regards options which may be granted subsequent to any such change in the Corporation's capital.

         Upon the liquidation or dissolution of the Corporation or upon a re-organization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon the sale of substantially all of the property or more than eighty (80%) percent of the then outstanding common shares of the Corporation to another corporation, the Plan shall terminate, and any options theretofore granted hereunder shall terminate unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of options theretofore granted, or the substitution for such options of new options covering the shares of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and exercise prices, in which event the Plan and options theretofore granted shall continue in the manner and upon the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, the Shares subject to all options granted shall immediately vest and all Participants then entitled to exercise an unexercised portion of options then outstanding shall have the right at such time immediately prior to consummation of the event which results in the termination of the Plan as the Corporation shall designated, to exercise their options to the full extent not theretofore exercised.

         Adjustments under this Section shall be made by the Board whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional Share shall be required to be issued under the Plan on any such adjustment.

17.      TRANSFERABILITY

         All benefits, rights and options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferable or assignable unless specifically provided herein or the extent, if any, permitted by the Applicable Laws. During the lifetime of a Participant any benefits, rights and options may only be exercised by the Participant.

18.      AMENDMENT AND TERMINATION OF PLAN

         Subject to applicable approval of the applicable Exchange and compliance with the Applicable Laws, the Board may, at any time, suspend or terminate the Plan. Subject to the approval of the applicable Exchange and compliance with the Applicable Laws, the Board may also at any time amend or revise the terms of the Plan; provided that no such amendment or revision shall result in a material adverse change to the terms of any options theretofore granted under the Plan, unless shareholder approval, or disinterested shareholder approval, as the case may be, is obtained for such amendment or revision.

19.      NECESSARY APPROVALS

         The ability of a Participant to exercise options and the obligation of the Corporation to issue and deliver Shares in accordance with the Plan is subject to any approvals which may be required from shareholders of the Corporation and any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation will be returned to the Participant.



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

20.      EFFECTIVE DATE OF PLAN

         The Plan has been adopted by the Board of the Corporation subject to the approval of the applicable Exchange and, if so approved, subject to the discretion of the Board, the Plan shall become effective upon such approvals being obtained.

21.      INTERPRETATION

         The Plan will be governed by and construed in accordance with the laws of the Province of Alberta.



         MADE by the board of directors of the Corporation as evidenced by the signature of the following director duly authorized in that behalf effective the day of , 2007, and approved by the shareholders of the Corporation on the day of , 2007.





                                          PATCH INTERNATIONAL INC.


                                          Per:
                                              ----------------------------------



























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